EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated April 10, 2006, accompanying the consolidated financial statements included in the Annual Report of LION, Inc. on Form 10-KSB for the year ended December 31, 2005. We hereby consent to the incorporation by reference of said report in the Registration Statement of LION, Inc. on Form S-8 (File No. 333-127434).


/s/ Grant Thornton LLP

Seattle, Washington
April 10, 2006


                                       1